FTVIP SAI-3

12/10

SUPPLEMENT DATED DECEMBER 2, 2010

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MAY 1, 2010

OF

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST

The Statement of Additional Information (SAI) is amended as follows:

Under “The Funds – Goals, Additional Strategies and Risks,” for Templeton Global Bond Securities Fund the paragraph titled “Other Derivative Investments” is replaced with the following:

Other Derivative Investments. The Fund may invest in various other derivative investments, which may include bond/interest rate futures contracts (including U.S. Treasury futures) and options thereon, interest rate swaps and options thereon (commonly known as swaptions), and credit-linked notes.  The Fund may also buy and sell credit default swaps for any purpose including hedging and broadening investment opportunities.

Please keep this supplement for future reference.